Securities and Exchange Commission
450 5th Street N. W.
Judiciary Plaza
Washington, D.C. 20549

Dear Sirs:

Pursuant to regulations of the Securities and Exchange Commission, we submit herewith for filing on behalf of BAB Holdings, Inc. (the
Company)the Company's Preliminary Proxy Materials under cover of
Schedule 14A.

The Company's proxy statement includes proposals for amendment of its Articles of Incorporation to provide for a Common Stock combination not to exceed one share for six shares and to restore the authorized Common Stock to the pre-consolidation level.

                                            Very truly yours,
                                            /s/ Mark E. Majewski
                                            Mark E. Majewski, Chief
                                            Financial Officer and
                                            Treasurer
                                            (Principal Financial and
                                             Accounting Officer)


                                SCHEDULE 14A
                               (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[X]  Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               BAB HOLDINGS,INC.
-----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


-----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

(1) Title of each class of securities to which transaction applies
      (2)  Aggregate number of securities to which transaction applies:
(2) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth
(3) The amount on which the filing fee is calculated and state how it was determined.)
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount previously paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing party:
      (4)  Date filed:



                              BAB HOLDINGS, INC.
                        8501 W. Higgins Road, Suite 320
                           Chicago, Illinois 60631
                              (773) 380-6100



				November 8, 1999

Dear Shareholder:

     You are cordially invited to attend the Company's Special Meeting of Shareholders to be held 1:00 p.m. on Wednesday, December 8, 1999, at the Park Ridge Community Center, 1515 West Touhy Avenue, Park Ridge, Illinois.

     You are being asked to approve an amendment to the Articles of Incorporation to provide for a Common Stock combination not to exceed one share for six shares and to restore the authorized Common Stock to the pre-consolidation level. We hope that these proposals will be adopted at the Special Meeting.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                 Very truly yours,

                                 /s/ MICHAEL W. EVANS
                                 Michael W. Evans
                                 President and Chief Executive Officer



                               BAB HOLDINGS, INC.
                        8501 W. Higgins Road, Suite 320
                            Chicago, Illinois  60631
                                 (773) 380-6100
                    _________________________________________
                       NOTICE OF MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 8, 1999
                    _________________________________________

To the Shareholders of BAB Holdings, Inc.:

A Special Meeting of Shareholders of BAB Holdings, Inc. (the "Company) will be held on December 8, 1999, at 1:00 p.m. at the Park Ridge Community Center, 1515 West Touhy Avenue, Park Ridge, Illinois, for the following purposes:
1. Approval of Amended and Restated Articles of Incorporation which (a) restate the Company's existing amended Articles in one document, (b) effect a Common Stock combination of both the authorized and outstanding Common Stock in a ratio, not to exceed 6:1 (i.e. each six shares will become one share), and (c) increase the authorized Common
   Stock from the post-combination number to the pre-combination number.
2. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on November 5, 1999 as the record date for the determination of shareholders entitled to vote at the Special Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED.  SHAREHOLDERS ARE REQUESTED
TO DATE, SIGN AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE
AFFIXED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN
PERSON IF THEY DESIRE.
	                                      By Order of the Board of Directors

November 8, 1999	                          /s/ MICHAEL K. MURTAUGH
                                            Michael K. Murtaugh
	                                      Vice President and General Counsel

                            TABLE OF CONTENTS



General Information	                                         1

Record Date and Voting	                                         1

Principal Shareholders and Ownership of Management	           2

Proposal 1 - Amended and Restated Articles of Incorporation	     3

Proposals for Fiscal 1999 Annual Meeting	                       4


                             BAB HOLDINGS, INC.
                      8501 W. Higgins Road, Suite 320
                             Chicago, Illinois
                               (773) 380-6100
                    ___________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 8, 1999

                     __________________________________

                             GENERAL INFORMATION

This proxy statement is furnished to shareholders by the Board of Directors of BAB Holdings, Inc. (the "Company") for solicitation of proxies for use at the Special Meeting of Shareholders on December 8, 1999, to be held at the Park Ridge Community Center, 1515 West Touhy Avenue, Park Ridge, Illinois, at
1:00 p.m., and at all adjournments thereof for the purposes set forth in the attached Notice of Special Meeting of Shareholders. The Board of Directors is not currently aware of any other matters that may or could properly come before the meeting.

Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Special Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting (a) for the adoption of the Amended and Restated Articles of Incorporation; and (b) in the discretion of the proxy holder as to other matters which may properly come before the meeting. This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about November 8, 1999.

The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

                            RECORD DATE AND VOTING

The Board of Directors has fixed November 5, 1999, as the record date for the determination of shareholders entitled to vote at the Special Meeting. As of the close of business on the record date, there were outstanding 13,425,254 shares of Common Stock, no par value, which is the only outstanding class of stock of the Company. Each share is entitled to one vote on each proposal to be presented to the meeting. Approval of the Amended and Restated Articles of Incorporation requires the affirmative vote of two-thirds (2/3) of the shares currently issued and outstanding, either in person or by proxy.

The presence at the Special Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions and broker non-votes on any matter will be counted as present and entitled to vote for purposes of determining a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the broker indicates that it does not have discretionary authority to vote certain shares on that matter.

              PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

The following table sets forth as of November 5, 1999 the record and beneficial ownership of Common Stock held by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each current director; (iii) each "named executive officer" (as defined in Regulation S-B, Item 402 under the Securities Act of 1933); and (iv) all executive officers and directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of the Company beneficially owned by each such person as of November 5, 1999 includes the number of shares which such person has the right to acquire within sixty (60) days after such date.

        Name                         Shares                    Percent
----------------------------       ----------                  -------
Michael W. Evans                    5,729,490 (1)(3)             42.2
8501 West Higgins Road
Chicago, Illinois 60631

Michael K. Murtaugh                 5,474,337 (2)(3)             40.5
8501 West Higgins Road
Chicago, Illinois 60631

Holdings Investments, LLC.          4,910,948 (3)                36.6
220 DeWindt Road
Winnetka, Illinois 60093

Aladdin International Inc.          1,015,481                     7.6
3806 Abbott Avenue South
Minneapolis, MN 55410

David L. Epstein                      109,500 (4)                  *
9700 Higgins Road, Suite 630
Rosemont, IL 60018

Tom J. Fletcher                        72,350 (5)                  *
8501 West Higgins Road
Chicago, IL 60631

Robert B. Nagel                        13,000 (6)                  *
516 Elder Drive
Winnetka, IL 60093

Cynthia A. Vahlkamp                    10,000 (7)                  *
1615 South Congress Avenue, Suite 200
Delray Beach, FL 33445

All executive officers and
directors as a group (7 persons)    6,497,729 (1)(2)(3)(4)(5)(6)(7)

-------------------------------
*    Less than 1%.
(1) Includes 145,000 shares that may be acquired pursuant to currently exercisable options.
(2)	Includes 105,000 shares that may be acquired pursuant to
      currently exercisable options and 3,814 shares held by 401 (k) trust.
(3) Includes all shares held of record with Holdings Investments, LLC. Messrs. Evans and Murtaugh are members and managers of the LLC and together control all voting power of the stock owned by the LLC.
(4) Includes 11,500 shares that may be acquired pursuant to currently exercisable options, 93,000 shares held indirectly by entities under Mr. Epstein's control, and 5,000 shares representing his proportionate ownership in an entity which he does not control.
(5) Includes 70,000 shares that may be acquired pursuant to currently exercisable options.
(6) Includes 8,000 shares that may be acquired pursuant to currently exercisable options.
(7) Includes 10,000 shares that may be acquired pursuant to currently exercisable options.

                                   PROPOSAL 1

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

Common Stock Combination: The Amended and Restated Articles of Incorporation provide for a Common Stock combination not to exceed one share for six shares. The actual combination ratio shall be determined by the Board of Directors immediately following the Special Meeting based upon the prevailing trading price of the Common Stock. It is the intent of the Company to try to effect an increase of the current market price of the Common Stock to continue listing of the Common Stock on the Nasdaq SmallCap Market. In addition, it is believed that an increase in the price of the Common Stock will encourage financial institutions to give greater attention to the Company and its prospects. The Company cannot be sure that any price increase will result from the proposed Common Stock combination, that any increase will be sustained in the short or long term, or that Nasdaq SmallCap Market listing will be retained in the short or long term.

If approved, each authorized and each outstanding share of Common Stock would become one-sixth share (or such larger fractional number as may be determined by the Board of Directors) and the total number of shares of Common Stock authorized and outstanding as of the record date would be reduced accordingly. In addition, all shares issued after the record date and before the filing of the Amended and Restated Articles would be reduced by the same proportion.

Increase in Authorized Common Stock: The Amended and Restated Articles, as proposed, will restore the authorized Common Stock to the pre-consolidation level to provide the Company with sufficient capital stock for employee option plans, future fund raising, acquisitions, dividends, and other transactions.



                    PROPOSALS FOR FISCAL 1999 ANNUAL MEETING

It is currently anticipated that the next meeting, for the fiscal year ending November 30, 1999 (the "1999 Annual Meeting") will be held mid-April 2000. Shareholders who intend to submit proposals for inclusion in the 1999 Proxy Statement and Proxy for shareholder action at the 1999 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than December 1, 1999. Additionally, if the Company receives notice of a shareholder proposal after February 10, 2000, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to the proposal.


                                          By Order of the Board of Directors



                                          /s/ MICHAEL K. MURTAUGH
                                          Michael K. Murtaugh
                                          Vice President and General Counsel

Dated:  November 8, 1999
Chicago, Illinois

--------------------------------------------------------------------
PROXY                                                     PROXY
                      BAB HOLDINGS, INC.
           This Proxy is Solicited on Behalf of the
                      Board of Directors

The undersigned, having received the Notice of Special Meeting and Proxy Statement dated November 8, 1999, hereby appoints each of Michael W. Evans and Michael K. Murtaugh as proxy, with full power of substitution, to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of BAB Holdings, Inc. (the "Company") to be held on Wednesday, December 8, 1999 at 10:00 a.m. at the Park Ridge Community Center, 1515 West Touhy Avenue, Park Ridge, IL, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

The Board of Directors has fixed the close of business on November 5, 1999 as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

     PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY
               IN THE ENCLOSED POSTAGE-PAID ENVELOPE

     (Continued and to be completed and signed on reverse side.)

                       -----------------
                       BAB HOLDINGS, INC.

1. To act upon a proposal to adopt Amended and
Restated Articles of Incorporation, including:
    (A)  Combination of the Common Stock in a
    ratio not to exceed 1 for 6.            For    Against   Abstain
                                            [ ]      [ ]       [ ]

    (B) Increase of the authorized capital
    stock to restore it to its pre-combination
    level                                   For    Against   Abstain
                                            [ ]      [ ]       [ ]

2.  The authority to vote, in his
    discretion, on all other business       Authority   Authority
    that may properly come before the        Granted    Withheld
    meeting.                                   [ ]         [ ]

This proxy when properly executed will be voted the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the adoption of Proposal 1, and in the discretion of the proxy holder on such other business as may properly come before the meeting.

                                  Dated: ___________________, 1999

                                  Signature(s)____________________
                                  ________________________________